SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 152005

COCONNECT INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26533	63-1205304
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
480 E. 6400 SouthSte 230
Salt Lake CityUtah 84107
(Address of principal executive offices)
(801) 266-9393
(Registrants Telephone Number)

4766 South Holladay Blvd. HolladayUtah 84117

(Former name or former addressif changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events: Default Judgment Set Aside

On September 152005the court granted our Motion to Set Aside Default Judgment in case #05-091-2224. The default judgment had been surreptitiously obtained against CoConnect in the lawsuit filed in the State of UtahThird District Court against several of our agents and consultants by attorney Brian W. SteffensenMartin Tannerformer director Jerry Warnick and David Thayne (together the "Heritage Parties"). As a result of the Court setting aside the default judgmentthe restrictions on our rights to dissipate assets or sell our stocks or bonds or other security interests have been quashed and the litigation will continue.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934the Registrant has duly caused this report to be signed on its behalf by the undersigned.

COCONNECT INC.

Date: September 162005 By: /s/ L.J. Eikov

L.J. Eikov

Chief Executive Officer and member of the board